UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

KISSES FROM ITALY INC.

(Exact name of registrant as specified in charter)

Florida	000-55967	46-2388377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 423-7129

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (the “Amended Report”) to the Current Report on Form 8-K, filed on March 29, 2023 (the “Original Form 8-K”) by Kisses From Italy Inc., a Florida corporation (the “Company”) is filed solely to correct the effective date of the Amendment No. 1 (the “First Amendment”) to that certain Standby Equity Commitment Agreement, dated November 22, 2021 (the “Purchase Agreement”) by and between the Company and MacRab LLC, a Florida limited liability company (the “Investor”), from March 27, 2023 to March 29, 2023 and to file a copy of the First Amendment as Exhibit 10.1 to this Amended Report reflecting that the effective date of the First Amendment is March 29, 2023.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description

10.1	First Amendment, dated March 29, 2023, between Kisses from Italy Inc. and MacRab LLC, to the Standby Equity Commitment Agreement, dated November 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023	KISSES FROM ITALY INC.

	By:	/s/ Claudio Ferri
	Name:	Claudio Ferri
	Title:	Chief Executive Officer

3